FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported)  May 3, 2016

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-29373	33-0836954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 32963 Calle Perfecto
San Juan Capistrano, California 92675
(Address of principal executive offices and Zip Code)

(949) 234-1999
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our two wholly-owned subsidiaries, Seychelle Water Technologies, Inc. and Fill 2 Pure International, Inc., also both Nevada corporations.

Item 1.01 Entry into a Material Definitive Agreement.

Effective April 18, 2016, Messrs. Carl Palmer and James Place each entered into identical employment agreements with the Company. The term of each agreement is for a period of five years from the date of the employment agreement. Each individual will be paid the sum of $60,000 per year plus customary employee benefits for the period of the employment agreement. Copies of the employment agreements are attached.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

10.U	Employment Agreement between Carl Palmer and Seychelle

10.V	Employment Agreement between James Place and Seychelle

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: May 3, 2016	By:	/s/ James Place
James Place, President